Fourth Quarter 2019 Earnings Presentation March 3, 2020

Safe Harbor Statement This presentation contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future performance and events. In particular, statements regarding future economic performance, finances and expectations and objectives of management constitute forward-looking statements. Forward-looking statements are not historical in nature and can be identified by words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," "targets," "goals," "future," "outlook," "potential," "continues," "likely" and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. Although the forward-looking statements contained in this presentation are based upon information available at the time the statements are made and reflect the best judgment of our senior management, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expected results, including, among other things, those described in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on Form 10-K for the year ended December 31, 2019, and any subsequent Quarterly Reports on Form 10-Q under the caption "Risk Factors." Factors that could cause actual results to differ include, but are not limited to: the general political, economic and competitive conditions in the markets in which we invest; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers' abilities to manage and stabilize properties; our ability to obtain financing arrangements on terms favorable to us or at all; the level and volatility of prevailing interest rates and credit spreads; reductions in the yield on our investments and an increase in the cost of our financing; general volatility of the securities markets in which we participate; the return or impact of current or future investments; allocation of investment opportunities to us by our Manager; increased competition from entities investing in our target investments; effects of hedging instruments on our target investments; changes in governmental regulations, tax law and rates, and similar matters; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes and our exclusion from registration under the Investment Company Act; availability of desirable investment opportunities; availability of qualified personnel and our relationship with our Manager; the time and cost of the process to internalize our management function; estimates relating to our ability to make distributions to our stockholders in the future; hurricanes, earthquakes and other natural disasters, acts of war and/or terrorism, public health crises and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us; and difficulty or delays in redeploying the proceeds from repayments of our existing investments. These forward-looking statements apply only as of the date of this presentation. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations. You should, therefore, not rely on these forward-looking statements as predictions of future events. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance, and the future performance of the markets in which we operate, are necessarily subject to a high degree of uncertainty and risk. 2

Company Overview(1) LEADING COMMERCIAL REAL ESTATE FINANCE COMPANY FOCUSED ON DIRECTLY ORIGINATING AND MANAGING SENIOR FLOATING RATE COMMERCIAL MORTGAGE LOANS EXPERIENCED AND CYCLE -TE STE D ATTRACTIVE AND SUSTAINABLE SENIOR CRE TEAM MARKET OPPORTUNITY • Over 20 years of experience each in the commercial real • Structural changes create an enduring, sectoral shift in estate debt markets flows of debt capital into U.S. commercial real estate • Extensive experience in investment management and • Borrower demand for debt capital for both acquisition and structured finance refinancing activity remains strong • Broad and longstanding direct relationships within the • Senior floating rate loans remain an attractive value commercial real estate lending industry proposition within the commercial real estate debt markets DIFFERENTIATED DIRECT HIGH CREDIT QUALITY ORIGINATION PLATFORM INVESTMENT PORTFOLIO • Direct origination of senior floating rate commercial real • Principal balance of $4.3 billion and well diversified estate loans across property types and geographies • Target top 25 and (generally) up to the top 50 MSAs in the • Senior loans comprise over 98% of the portfolio U.S. • Over 98% of portfolio is floating rate • Fundamental, value-driven investing combined with credit intensive underwriting • Diversified financing profile with a mix of non-recourse, • Focus on cash flow as one of our key underwriting criteria non-mark-to-market, term-matched CLO debt; secured credit facilities; and unsecured convertible bonds • Prioritize income-producing, institutional-quality properties and sponsors 3 (1) Except as otherwise indicated in this presentation, reported data is as of or for the period ended December 31, 2019.

Fourth Quarter and Full Year 2019 Highlights . Q4 GAAP EPS of $0.32 per basic share and $1.32 per basic share for full year 2019 FINANCIAL . Q4 Core Earnings(1) of $0.34 per basic share and $1.40 per basic share, for full year 2019 SUMMARY . Book value of $18.58 per common share; declared and paid a dividend of $0.42 per common share . In Q4, closed on $670.9 million of loan commitments and funded $602.6 million in UPB PORTFOLIO . Realized prepayments and principal amortization of $302.8 million during the quarter ACTIVITY . Originated 45 new loans for approximately $2.0 billion of commitments in 2019, up 27% from 2018 . Outstanding portfolio principal balance of $4.3 billion, up 33% from 2018 PORTFOLIO . Over 98% floating rate and comprised of over 98% senior loans OVERVIEW . Weighted average stabilized LTV of 64% and weighted average yield at origination of LIBOR + 4.26%(2) . Total outstanding balance of $2.0 billion on 6 secured financing facilities(3) with an aggregate borrowing capacity of up to $2.6 billion . Renegotiated various terms of our financing facilities, including modifications of leverage covenants CAPITALIZATION . During 2019, closed our second CRE CLO for $825 million further improving the profile of our liabilities . During 2019, increased equity capital base to over $1 billion by raising over $207 million of net proceeds through various capital markets activities growing the company’s overall scale and market presence . Pipeline of $200 million in loan commitments, with $125 million of initial fundings, which have either FIRST QUARTER closed or are in the closing process, subject to fallout ACTIVITY . Funded $120 million of loan balances(4) and received $46.7 million of prepayments so far in Q1 2020 . Extended maturity of the Citi financing facility to 2023 and upsized its borrowing capacity to $500 million 4 (1) Core Earnings is a non-GAAP measure. See slide 8 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. (2) See footnote (2) and (3) on p. 13. (3) Includes repurchase facilities and asset-specific financings. (4) Includes fundings of prior loan commitments.

Fourth Quarter 2019 Portfolio Activity • Total funding activity of $602.6 million: ORIGINATIONS BY PROPERTY TYPE(1) – Closed 11 newly originated loans with total commitments of $670.9 million and initial fundings Hotel, 7.3% of $516.3 million Retail, 7.3% • Weighted average stabilized LTV of 67% Industrial, • Weighted average yield of LIBOR + 3.49%(2) 8.2% – Funded $86.3 million of existing loan commitments Office, 50.1% Multifamily, – Upsized 1 existing loan commitment by $8.5 million 27.1% • Received prepayments and principal amortization of $302.8 million PORTFOLIO ACTIVITY(3) ORIGINATIONS BY GEOGRAPHY $5,500 $5,037 Total maximum commitments Future funding $749 $4,500 ($303) commitments $603 Northeast, 17.9% $ 4,288 Southeast, $ 3,988 $3,500 31.7% Midwest, $ in Millions 21.8% $2,500 West, 28.6% $1,500 9/30/19 Portfolio 4Q19 Fundings 4Q19 Prepayments 12/31/19 Portfolio & Amortization 5 (1) Includes mixed-use properties. (2) See footnote (2) on p. 13. (3) Data based on principal balance of investments.

2019 and Historical Portfolio Growth • 2019 originated 45 new loans with total commitments of over $2.0 billion and funded over $1.8 billion of gross loan balances(1) 2019 PORTFOLIO ACTIVITY(2) PORTFOLIO GROWTH OVER TIME(3) $5,000 $5,000 $5,037 Total maximum commitments ($778) $749 $4,288 Future funding commitments $4,000 $1,833 $4,288 $4,000 $3,233 $3,000 $3,233 $3,000 $2,379 $ In Millions $ In Millions $2,000 $1,437 $2,000 $1,000 $667 $1,000 (1) 12/31/18 2019 Fundings 2019 12/31/19 $- Portfolio Prepayments & Portfolio 2015 2016 2017 2018 2019 Amortization (1) Includes fundings of prior loan commitments of $238 million. 6 (2) Data based on principal balance of investments. (3) Portfolio principal balance as of 12/31/15, 12/31/16, 12/31/17, 12/31/18, and 12/31/19

Investment Portfolio as of December 31, 2019 KEY PORTFOLIO STATISTICS PROPERTY TYPE(1) GEOGRAPHY Industrial, Other, Outstanding 7.3% 0.9% $4,288.0m Retail, Principal Balance 9.4% Southeast, 15.7% Northeast, 28.5% Total Loan $5,036.9m Hotel, Office, Midwest, Commitments 15.0% 42.5% 16.8% Southwest, Multifamily, West, 21.7% Number of 17.3% 122 24.9% Investments Average UPB ~$35.1m COUPON STRUCTURE INVESTMENT TYPE Weighted Average Yield at L + 4.26% Origination(2) Weighted Floating, Senior Loans, 98.7% Average Stabilized 64.2% 98.5% LTV(3) Weighted Average 3.2 years Subordinated Original Maturity Loans, 0.6% Fixed, CMBS, 1.5% 0.7% (1) Includes mixed-use properties. 7 (2) See footnote (2) and (3) on p. 13. (3) See footnote (5) on p. 13.

Sensitivity to 1-Month U.S. LIBOR ANNUAL NET INTEREST INCOME PER SHARE SENSITIVITY WEIGHTED AVERAGE LIBOR FLOOR BY LOAN VINTAGE TO CHANGES IN 1-MONTH U.S. LIBOR(1) 3.0% 37.9% 40.0% 35.0% 2.5% 29.0% 30.0% $0.35 25.0% $0.23 2.0% 21.8% $0.19 20.0% $0.13 $0.14 $0.10 1.5% $0.05 $0.05 15.0% % Portfolio of Month Month U.S. LIBOR - 1 10.0% 1.0% 5.7% 5.6% 5.0% 0.5% 0.0% 2015 2016 (2) 2017 2018 2019 (1.00)% (0.75)% (0.50)% (0.25)% 0.25% 0.50% 0.75% 1.00% % of Portfolio Change in 1-Month U.S. LIBOR (%) Wtd. Avg. LIBOR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR Floor (1) Represents estimated change in net interest income for theoretical (+,-) 25 basis points parallel shifts in 1- month U.S. LIBOR. All projected changes in annualized net interest income are measured as the change from our projected annualized net interest income based off of current performance returns on portfolio as it existed on December 31, 2019. (2) Reflects changes to LIBOR floors arising from loan modifications. 8

Fourth Quarter 2019 Earnings Summary SUMMARY INCOME STATEMENT GAAP NET INCOME TO CORE EARNINGS ($ IN MILLIONS, EXCEPT PER SHARE DATA) RECONCILIATION(1) ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $28.4 GAAP Net Income $17.7 Other Income $0.1 Adjustments: Operating Expenses ($10.8) Non-Cash Equity Compensation $1.0 GAAP Net Income $17.7 Wtd. Avg. Basic Common Shares 54,853,205 Core Earnings $18.7 Net Income Per Basic Share $0.32 Wtd. Avg. Basic Common Shares 54,853,205 Dividend Per Share $0.42 Core Earnings Per Basic Share $0.34 (1) Core Earnings is a non-U.S. GAAP measure that we define as comprehensive income attributable to common stockholders, excluding “realized and unrealized gains and losses” (impairment losses, realized and unrealized gains or losses on the aggregate portfolio and non-cash compensation expense related to restricted common stock). We believe the presentation of Core Earnings provides 9 investors greater transparency into our period-over-period financial performance and facilitates comparisons to peer REITs.

Financing & Liquidity as of December 31, 2019 SUMMARY BALANCE SHEET FINANCING SUMMARY ($ IN MILLIONS, EXCEPT PER SHARE DATA) ($ IN MILLIONS) Total Outstanding Wtd. Avg Cash $80.3 Capacity Balance Coupon(4) Repurchase Investment Portfolio $4,257.1 $2,419.3(2) $1,924.0 L+1.99% Agreements(1) Repurchase Agreements $1,924.0 Securitized (CLO) $1,041.0 L+1.60% Debt Securitized (CLO) Debt $1,041.0 Asset-Specific $150.0 $116.5 L+1.78% Financing Asset-Specific Financing $116.5 Revolving Facility $150.0(3) $42.0 L+2.25% Revolving Facility $42.0 Convertible Debt $269.6 5.98% Convertible Debt $269.6 Total Borrowings $3,393.1 Stockholders’ Equity $1,019.1 Stockholders’ Equity $1,019.1 Common Stock Outstanding 54,853,205 Total Leverage(5) 3.3x Book Value Per Common Share $18.58 Recourse Leverage(6) 2.2x (1) Includes all loan and securities repurchase agreements. (2) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Wells Fargo facility from $275 million to up to $350 million, as well as an increase in the maximum facility amount of the Citibank repurchase facility from $400 million to $500 million which was completed in January 2020. (3) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Citibank revolving credit facility from $75 million to up to $150 million. 10 (4) Does not include fees and other transaction related expenses. (5) Defined as total borrowings, less cash, divided by total equity. (6) Defined as recourse debt, less cash, divided by total equity.

Appendix

Summary of Investment Portfolio Original Maximum Loan Principal Carrying Cash All-in Yield at Maturity Stabilized ($ in millions) Commitment Balance Value Coupon(1) Origination(2) (Years) Initial LTV(4) LTV(5) Senior Loans $4,978.1 $4,229.2 $4,198.3 L + 3.54% L + 4.22% 3.1 66.7% 64.2% Subordinated Loans 27.9 27.9 27.9 L + 9.50% L + 9.84% 8.2 56.2% 50.0% CMBS 30.9 30.9 30.9 L + 7.11% L + 7.60% 2.8 72.7% 72.6% Total Weighted/Average $5,036.9 $4,288.0 $4,257.1 L + 3.58% L + 4.26%(3) 3.2 66.6% 64.2% (1) See footnote (1) on p. 13. (2) See footnote (2) on p. 13. (3) See footnote (3) on p. 13. 12 (4) See footnote (4) on p. 13. (5) See footnote (5) on p. 13.

Investment Portfolio Detail

($ in millions)	Type	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon(1)	All-in Yield at Origination(2)	Original Maturity (Years)	State	Property Type	Initial LTV(4)	Stabilized LTV(5)
Asset 1	Senior	07/18	$144.3	$113.7	$113.2	L + 3.34%	L + 4.27%	2.0	CA	Retail	50.7%	55.9%
Asset 2	Senior	12/15	120.0	120.0	119.9	L + 3.65%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 3	Senior	10/19	120.0	77.7	76.6	L + 3.24%	L + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 4	Senior	12/19	101.7	81.5	80.5	L + 2.75%	L + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 5	Senior	08/19	100.3	72.9	72.2	L + 2.80%	L + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 6	Senior	07/19	94.0	65.6	64.7	L + 3.69%	L + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 7	Senior	06/19	92.4	68.4	67.8	L+3.45%	L + 3.88%	3.0	TX	Hotel	56.1%	48.1%
Asset 8	Senior	12/18	91.9	48.3	47.6	L+3.75%	L + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 9	Senior	10/19	87.8	60.7	59.9	L + 2.55%	L + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 10	Senior	05/17	86.8	82.1	81.6	L + 3.50%	L + 4.82%	4.0	MA	Office	71.3%	71.5%
Asset 11	Senior	06/19	80.0	79.4	78.7	L + 2.69%	L + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 12	Senior	09/19	75.6	63.8	63.1	L + 3.07%	L + 3.58%	3.0	NY	Multifamily	62.7%	67.1%
Asset 13	Senior	10/19	75.1	75.1	74.6	L + 3.36%	L + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 14	Senior	10/17	74.8	50.3	50.1	L + 4.07%	L + 4.47%	4.0	DC	Office	67.0%	66.0%
Asset 15	Senior	11/17	73.3	68.8	68.4	L + 4.45%	L + 5.20%	3.0	TX	Hotel	68.2%	61.6%
Assets 16-122	Various	Various	3,618.9	3,159.7	3,138.2	L + 3.67%	L + 4.35%	3.2	Various	Various	67.4%	64.3%
Total/Weighted Average			**$5,036.9**	**$4,228.0**	**$4,257.1**	**L + 3.58%**	**L + 4.26%(3)**	**3.2**			**66.6%**	**64.2%**

(1) Cash coupon does not include origination or exit fees.
(2) Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications.
(3) Calculations of all-in weighted average yield at origination exclude fixed rate loans.
(4) Initial loan-to-value ratio (LTV) is calculated as the initial loan amount (plus any financing that is *pari passu* with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal.
(5) Stabilized LTV is calculated as the fully funded loan amount (plus any financing that is *pari passu* with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies.

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Average Balances and Yields/Cost of Funds Quarter Ended December 31, 2019 ($ in thousands) Average Balance(1) Interest Income/Expense Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans $4,091,889 $62,723 6.1% Subordinated loans 28,090 705 10.0% Available-for-sale securities 12,798 294 9.2% Held-to-maturity securities 18,307 435 9.5% Other - 547 -% Total interest income/net asset yield $4,151,084 $64,704 6.2% Interest-bearing liabilities(2) Loans held-for-investment Senior loans $2,999,850 $31,428 4.2% Subordinated loans 9,420 117 5.0% Available-for-sale securities 8,381 85 4.1% Held-to-maturity securities 11,870 133 4.5% Other(3) 269,502 4,512 6.7% Total interest expense/cost of funds $3,299,023 $36,275 4.4% Net interest income/spread $28,429 1.8% (1) Average balance represents average amortized cost on loans held-for-investment, AFS securities and HTM securities. (2) Includes repurchase agreements. 14 (3) Includes unsecured convertible senior notes.

Consolidated Balance Sheets GRANITE POINT MORTGAGE TRUST INC. CONSOLIDATED BALANCE SHEETS December 31, December 31, (in thousands, except share data) 2019 2018 ASSETS Loans held-for-investment $ 4,226,212 $ 3,167,913 Available-for-sale securities, at fair value 12,830 12,606 Held-to-maturity securities 18,076 26,696 Cash and cash equivalents 80,281 91,700 Restricted cash 79,483 31,723 Accrued interest receivable 11,323 10,268 Deferred debt issuance costs 6,245 3,924 Prepaid expenses 883 1,055 Other assets 25,529 15,996 Total Assets $ 4,460,862 $ 3,361,881 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase agreements $ 1,924,021 $ 1,500,543 Securitized debt obligations 1,041,044 654,263 Asset-specific financings 116,465 — Revolving credit facilities 42,008 75,000 Convertible senior notes 269,634 268,138 Accrued interest payable 7,285 6,394 Unearned interest income 228 510 Dividends payable 23,063 18,346 Other liabilities 16,978 10,156 Total Liabilities 3,440,726 2,533,350 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 and 1,000 shares issued and outstanding, respectively 1,000 1,000 Stockholders’ Equity Common stock, par value $0.01 per share; 450,000,000 shares authorized and 54,853,205 and 43,621,174 shares issued and outstanding, respectively 549 436 Additional paid-in capital 1,048,484 836,288 Accumulated other comprehensive income (loss) 32 (192) Cumulative earnings 162,076 91,875 Cumulative distributions to stockholders (192,005) (100,876) Total Stockholders’ Equity 1,019,136 827,531 15 Total Liabilities and Stockholders’ Equity $ 4,460,862 $ 3,361,881

Consolidated Statements of Comprehensive Income Three Months Ended Year Ended GRANITE POINT MORTGAGE TRUST INC. CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME December 31, December 31, (in thousands, except share data) 2019 2018 2019 2018 Interest income: Loans held-for-investment $ 63,428 $ 51,708 $ 240,022 $ 179,284 Available-for-sale securities 294 309 1,221 1,160 Held-to-maturity securities 435 716 2,239 3,194 Cash and cash equivalents 547 101 2,775 242 Total interest income 64,704 52,834 246,257 183,880 Interest expense: Repurchase agreements 19,163 17,000 67,632 62,432 Securitized debt obligations 10,935 7,092 46,815 17,660 Convertible senior notes 4,512 4,182 17,971 10,783 Asset-specific financing 1,174 — 2,891 — Revolving credit facilities 491 276 1,673 648 Total Interest Expense 36,275 28,550 136,982 91,523 Net interest income 28,429 24,284 109,275 92,357 Other income: Fee income 95 — 1,210 1,446 Total other income 95 — 1,210 1,446 Expenses: Management fees 3,841 3,075 14,854 12,509 Incentive fees — — 244 — Servicing expenses 999 628 3,670 2,196 General and administrative expenses 6,008 3,884 21,507 16,025 Total expenses 10,848 7,587 40,275 30,730 Income before income taxes 17,676 16,697 70,210 63,073 (Benefit from) provision for income taxes — — (4) (2) Net income attributable to common stockholders 17,676 16,697 70,214 63,075 Dividends on preferred stock 25 25 100 100 Net income attributable to common stockholders $ 17,651 $ 16,672 $ 70,114 $ 62,975 Basic earnings per weighted average common share $ 0.32 $ 0.38 $ 1.32 $ 1.45 Diluted earnings per weighted average common share $ 0.32 $ 0.37 $ 1.32 $ 1.42 Dividends declared per common share $ 0.42 $ 0.42 $ 1.68 $ 1.62 Weighted average number of shares of common stock outstanding: Basic 54,853,205 43,502,583 53,087,395 43,445,384 Diluted 54,853,205 56,264,771 53,087,395 52,039,997 Comprehensive income: Net income attributable to common stockholders $ 17,651 $ 16,672 $ 70,114 $ 62,975 Other comprehensive (loss) income, net of tax: Unrealized (loss) gain on available-for-sale securities — (224) 224 (192) Other comprehensive (loss) income — (224) 224 (192) 16 Comprehensive income attributable to common stockholders $ 17,651 $ 16,448 $ 70,338 $ 62,783